                            SCHEDULE 14A INFORMATION
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

    [ ] Preliminary Proxy Statement
    [ ] Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
    [X] Definitive Proxy Statement
    [ ] Definitive Additional Materials
    [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12

                          Daleco Resources Corporation
                             120 North Church Street
                        West Chester, Pennsylvania, 19087
                           Telephone No.: 610-429-1258
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing Fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)  Title of each class of securities to which transaction applies:

        2)  Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)  Proposed maximum aggregate value of transaction:

        5)  Total fee paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)  Amount Previously Paid:

            --------------------------------------------------------------------
        2)  Form, Schedule or Registration Statement No.:

        3)  Filing Party:
            C. Warren Trainor, Esq.
            Ehmann, Van Denbergh, Trainor
            & Scott, P.C.
            Two Penn Center Plaza, Suite 220, Philadelphia, Pennsylvania 19102

        4)  Date Filed:
            January 31, 2005

                          DALECO RESOURCES CORPORATION
                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

                                                            January 31, 2005

                NOTICE IS HEREBY given that the Annual Meeting of the Shareholders of DALECO RESOURCES CORPORATION (the "Corporation") will be held on February 24, 2005 at the Holiday Inn West Chester, 943 South High Street, West Chester, Pennsylvania 19382 at 10:00 a.m. local time, to consider and take action upon the following matters:

(1)     Election of Directors of the Company;

(2) Ratification of Vasquez & Company, CPA, as the Company's independent accountant for Fiscal Year 2005;

(3)     Such other matters as may properly come before the meeting.

        Stockholders of record at the close of business on January 6, 2005 ("Record Date") will be entitled to vote at the meeting. On the Record Date there were 28,693,043 shares of Common Stock and 8,000 shares of Series A Preferred Stock issued, outstanding and entitled to vote at the Annual Meeting.

        A complete list of Stockholders entitled to vote at the meeting will be available at the meeting and kept at the offices of the Company, 120 North Church Street, West Chester, Pennsylvania 19380 and Suite 290, 10350 Santa Monica Blvd. Los Angeles, CA 90025, for examination by any Stockholder, during ordinary business hours, for a period of not less than ten (10) days prior to the meeting.

        ATTACHED TO THIS NOTICE IS A FORM OF SUCH PROXY WHICH SHOULD BE RETURNED, IF YOU ELECT TO USE IT, NOT LATER THAN 10:00 A.M., EASTERN TIME ON FEBRUARY 23, 2005 TO THE STOCK TRANSFER AGENT OF THE COMPANY, STOCKTRANS, INC., 44 WEST LANCASTER AVENUE, ARDMORE, PA 19003.

                                              By Order of the Board of Directors


                                              Gary J. Novinskie
                                              ----------------------------------
                                              President

IMPORTANT:  PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE
            SELF-ADDRESSED RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF LATER YOU DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                          DALECO RESOURCES CORPORATION
                             120 NORTH CHURCH STREET
                        WEST CHESTER, PENNSYLVANIA 19380

                                 PROXY STATEMENT

           ANNUAL MEETING OF STOCKHOLDERS TO BE HELD FEBRUARY 24, 2005

        This PROXY STATEMENT is furnished to the Stockholders of Daleco Resources Corporation (the "Company") in connection with the solicitation of the accompanying proxy by the Board of Directors of the Company to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") and any adjournment thereof. The Annual Meeting will be held on February 24, 2005, at the Holiday Inn West Chester, 943 South High Street, West Chester, Pennsylvania 19382, at 10:00 a.m. local time.

        The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to stockholders is February 4, 2005.

                              STOCKHOLDER PROPOSALS

        Stockholders desiring to present proposals, to include nominees to the Board of Directors, for consideration at the Company's next annual meeting of stockholders must have their proposal received by the Company no later than September 30, 2005 to be considered for inclusion in the Company's Proxy Statement and proxy card for such meeting. Should any proposal be submitted after September 30, 2005, then it may be omitted by the Company from the proxy statement and proxy relating to that meeting. No Shareholder of the Company has submitted to the Company either a nominee for the Board of Directors of the Company or any other matter to be considered by the Shareholders at the Annual Meeting through the date of this Proxy Statement.

                                     VOTING

GENERAL

        The securities which can be voted at the Annual Meeting consist of shares of Common Stock, par value $0.01 per share (the "Common Stock") and the Series A Preferred Stock, par value $0.01 per share, with each share entitling its owner to one vote on each matter submitted to the Stockholders. The record date for determining the holders of Common Stock and Series A Preferred Stock who are entitled to notice of and to vote at the Annual Meeting is January 6 2005 (the "Record Date"). On the Record Date 28,693,043 shares of Common Stock were outstanding and eligible to vote at the Annual Meeting. The Common Stock was held by 1,759 shareholders as of Record Date. On the Record Date there were 8,000 shares of Series A Preferred Stock outstanding and eligible to vote at the Annual meeting. The Series A Preferred Stock is held by two shareholders. (Hereinafter the Common Stock and Series A Preferred Stock are sometimes collectively referred to as the "Voting Stock"). The holders of the Series B Preferred Stock are not entitled to vote those shares at the Annual Meeting.

QUORUM AND VOTE REQUIRED

        The presence, in person or by proxy, of A MAJORITY of the outstanding shares of the Voting Stock is necessary to constitute a quorum at the Annual Meeting. The affirmative vote of a majority of the shares of the Voting Stock represented in person or by proxy at the Annual Meeting is required to pass any matter put to a vote at the Annual Meeting.

        When voting by proxy, holders of the Voting Stock ("Stockholders") should specify their election as to each matter to be voted upon. If no specific instructions are given with regard to the matter to be voted upon, the shares represented by a signed proxy card will be voted "FOR" that matter.

        Any Stockholder delivering a proxy has the power to revoke same at any time before it is voted by giving written notice to the Secretary of the Company, by executing and delivering to the Secretary of the Company a proxy card bearing a later date or by voting in person at the Annual Meeting.

        With regard to the election of directors, votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld and abstentions will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum.

        Brokers who hold shares in street name for customers have the authority under the rules of the various stock exchanges to vote on certain issues when they have not received instructions from beneficial owners. The Company believes that brokers that do not receive instructions are entitled to vote those shares with respect to the election of directors but not with respect to the remaining proposals. Shares not voted by brokers under such circumstances are referred to as "broker non-votes". Broker non-votes will not be counted as votes cast on a proposal and will have no effect on matters to be voted upon.

        Execution of the accompanying proxy will not affect a Stockholder's right to attend the meeting and vote in person. Any shareholder giving a proxy has the right to revoke it by giving written notice of revocation to the Secretary of the Company, by delivering a subsequently executed proxy card bearing a later date or by voting in person at the Annual Meeting, at any time before the proxy is voted.

        In addition to soliciting proxies through the mail, the Company may solicit proxies through its directors, offices and employees in person and by telephone. Brokerage firms, nominees, custodians, and fiduciaries may also be requested to forward proxy materials to the beneficial owners of shares held of record by them. All expenses incurred in connection with the Annual Meeting will be borne by the Company.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

        The following table sets forth information, as of January 6, 2005 regarding the ownership of the Company's Common Stock and Series A Preferred Stock by each person known to the Company to be the beneficial owner of more than five percent (5%) of the Company's Voting Stock, as set forth on such person's filings with the Securities and Exchange Commission and the records of the Company.

                                                                        AMOUNT OF
                                                                        BENEFICIAL      PERCENT
     CLASS OF                                                           OWNERSHIP     OF CLASS
      STOCK                    PRINCIPAL SHAREHOLDER                    (SHARES)       (%) (5)
    ----------   -------------------------------------------------   --------------   --------
    Common       Terra Silex Holdings, LLC                             2,513,097(1)       6.59%

    Common       Robert E. Martin                                      2,680,000(2)       7.03%

    Common       Dov Amir                                              2,114,696(3)       5.54%

    Series A     Daniel Kane, as Trustee under                             4,000(4)         50%
    Preferred    Agreement dated April 6, 1989 for the
                 benefit of Daniel Kane

    Series A     Stanley B. Kane, as Trustee under Agreement               4,000(4)         50%
    Preferred    dated March 14, 1989 for the benefit of Stanley
                 B. Kane

(1) The 2,513,097 shares of common stock attributed to Terra Silex Holdings, LLC consist of 200 shares owned by Mr. Alfonso Knoll, manager of Terra Silex Holdings, LLC personally (See Election of Directors-Business Experience); 1,044,378 shares held by Terra Silex Holdings, LLC consisting of shares acquired pursuant to the Terra Silex Stock Purchase Agreement ("Terra Silex SPA") and open market acquisitions prior to the Terra Silex SPA; 220,169 shares acquired on October 28,2003 pursuant to
        Section 6.3 of the Terra Silex SPA at a price of $.117 per share; an option to acquire 250,000 shares at an exercise price of $1.25 acquired pursuant to the Terra Silex SPA and 998,350 shares held by two other members of Terra Silex Holdings, LLC individually.

(2) The stock ownership of Mr. Martin consists of 1,680,000 shares acquired by him through the acquisition of Clean Age Minerals, Incorporated in September 2000. Mr. Martin also received a signing bonus of 50,000 shares of stock effective October 1, 2001 upon the execution of his Key Man Employment Agreement. The Key Man Agreement with Mr. Martin was required as a condition precedent to the closing of the SCOA SPA. Under the Key Man Agreement, Mr. Martin also received options for 1,000,000 shares at $1.08 per share, which options vest equally over the three year life of this Key Man Agreement. On December 23, 2003, Mr. Martin sold 50,000 shares of stock at an average price of $0.87 (See Election of Directors--Business Experience.)

(3) The stock ownership of Mr. Amir includes: 71,255 shares owned directly; 328,121 shares owned by the Amir Family Trust, dated May 13, 1991; and warrants for 45,455 shares at $.55 which expire November 20, 2005, and options for 1,000,000 shares at $.25 per share, which expires
        September 2005. Mr. Amir received an additional option for 500,000 shares under an employment agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Amir was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Amir converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. Mr. Amir gifted 30,000 shares to his wife on December 15, 2002 and 10,000 shares to Ms. Jody Spencer, Secretary of the Company on December 15, 2002. Although Mr. Amir disclaims beneficial interest in the shares gifted to his wife, they have been included in Mr. Amir's stock ownership for disclosure purposes only. On December 11, 2003, Mr. Amir sold 5,000 shares at $.95 per share. From October 1, 2003 through December 2004, Mr. Amir has sold a total of 80,042 shares as follows: On January 26, 2004 Mr. Amir sold 5,000 shares at $.98 per share, 5,000 shares at $1.00 per share and 5,000 at $1.04 per share. On February 18, 2004, Mr. Amir sold 10,000 shares at $.72 per share. On April 1, 2004, Mr. Amir sold 10,000 shares at $.94 per share. On June 3, 2004, Mr. Amir sold 5,000 shares at $.74 per share. On June 7, 2004, Mr. Amir sold 20,000 shares at $.74 per share. On September 20, 2004, Mr. Amir sold 15,042 shares at $.42 per share and 5,000 shares at $.51 per share. (See Election of Directors--Business Experience.)

(4) The Series A Preferred Stock owned by Daniel Kane, as Trustee under Agreement dated April 6, 1989 for the benefit of Daniel Kane and Stanley
        B. Kane, as Trustee under Agreement dated March 14, 1989 for the benefit of Stanley B. Kane were acquired by them through a Loan Conversion Agreement dated August 22, 1997 by which the Kanes converted an $800,000 loan to the Company into 8,000 shares of Series A Preferred Stock. The Series A Preferred Stock has a stated value of $50.00 per share, and is entitled to one vote per share.

(5) Applicable percentage ownership is based on 28,693,043 shares of common stock outstanding as of January 6, 2005, plus all securities exercisable or convertible into shares of common stock within 60 days of January 6, 2005, consisting of (i) options for 5,900,000 shares; (ii) warrants for 2,069,579; and (iii) shares to be issued upon the exchange by the holders of 185,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share; or 38,142,622 shares of common stock on a fully diluted basis.

                        SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth information as of January 6, 2005 regarding the Security Ownership of Members of the Board of Directors and Management of the Company.

                                                       AMOUNT OF      PERCENT
 CLASS                                                BENEFICIAL      OF STOCK       PERCENTAGE OF
   OF      NAME, AGE AND POSITION                      OWNERSHIP       CLASS         COMMON STOCK
 STOCK     WITH THE COMPANY                            (SHARES)        (%)(8)       EQUIVALENT(%)(9)
--------   ----------------------------------------   ----------   --------------   ----------------
Common     Dov Amir (80) (1)
           Chairman of the Board of Directors
           and Chief Executive Officer                 2,114,696             6.99%              5.54%

Common     Gary J. Novinskie (54) (2)
           Director,  President,  Chief  Financial
           Officer and Chief Operating Officer         1,622,474             5.37%              4.25%

Common     H. Paul Pryor (58) (3)
           Director                                      253,563             0.88%              0.66%

Common     Robert E. Martin (76) (4)
           Director                                    2,680,000             9.03%              7.03%
Common     Alfonso Knoll (30)(5)
           Director                                    2,513,097             8.68%              6.59%

Common     Lord Gilbert [John](77) (6)
           Director                                      250,000             0.87%              0.66%

Common     All Directors and Officers of the
           Company as a Group(7)                       9,717,069            28.89%             25.48%

(1) The stock ownership of Mr. Amir includes: 71,255 shares owned directly; 328,121 shares owned by the Amir Family Trust, dated May 13, 1991; and warrants for 45,455 shares at $.55 which expire November 20, 2005, and options for 1,000,000 shares at $.25 per share, which expires
        September 2005. Mr. Amir received an additional option for 500,000 shares under an employment agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Amir was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Amir converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. Mr. Amir gifted 30,000 shares to his wife on December 15, 2002 and 10,000 shares to Ms. Jody Spencer, Secretary of the Company on December 15, 2002. Although Mr. Amir disclaims beneficial interest in the shares gifted to his wife, they have been included in Mr. Amir's stock ownership for disclosure purposes only. On December 11, 2003, Mr. Amir sold 5,000 shares at $.95 per share. From October 1, 2003 through December 2004, Mr. Amir has sold a total of 80,042 shares as follows: On January 26, 2004 Mr. Amir sold 5,000 shares at $.98 per share, 5,000 shares at $1.00 per share and 5,000 at $1.04 per share. On February 18, 2004, Mr. Amir sold 10,000 shares at $.72 per share. On April 1, 2004, Mr. Amir sold 10,000 shares at $.94 per share. On June 3, 2004, Mr. Amir sold 5,000 shares at $.74 per share. On June 7, 2004, Mr. Amir sold 20,000 shares at $.74 per share. On September 20, 2004, Mr. Amir sold 15,042 shares at $.42 per share and 5,000 shares at $.51 per share. (See Election of Directors--Business Experience.)

(2) The stock ownership of Mr. Novinskie includes: ownership of 7,724 shares owned by him directly, options to purchase options for 1,000,000 shares at $.25 which expires September 2005. Mr. Novinskie received an option for 500,000 shares under an employ agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Novinskie was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Novinskie converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company's Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Novinskie's 71,942 shares were gifted to his wife, son and daughters. Mr. Novinskie disclaims beneficial ownership of these shares. Mr. Novinskie gifted all of the 71,942 shares to his wife and children on December 15, 2002. While Mr. Novinskie disclaims beneficial interest in the shares gifted they have been included in Mr. Novinskie's stock ownership for disclosure purposes only. (See Election of Directors--Business Experience.)

(3) The stock ownership of Mr. Pryor consists of 50,000 shares purchased privately prior to being elected to the Board of Directors on February 28, 2003 and 3,563 shares issued to Mr. Pryor as of March 3, 2003 in exchange for debt owed Mr. Pryor by the Company. Mr. Pryor has options to acquire 200,000 shares awarded under the Company's Non-Qualified Independent Director Stock Option Plan at $.85 per share. Mr. Pryor has options to acquire 200,000 shares awarded under the Company's Non-Qualified Independent Director Stock Option Plan at $.85 per Share.

(4) The stock ownership of Mr. Martin consists of 1,680,000 shares acquired by him through the acquisition of Clean Age Minerals, Incorporated in September 2000. Mr. Martin also received a signing bonus of 50,000 shares of stock effective October 1, 2001 upon the execution of his Key Man Employment Agreement. The Key Man Agreement with Mr. Martin was required as a condition precedent to the closing of the SCOA SPA. Under the Key Man Agreement, Mr. Martin also received options for 1,000,000 shares at $1.08 per share, which options vest equally over the three year life of this Key Man Agreement. On December 23, 2003, Mr. Martin sold 50,000 shares of stock at an average price of $0.87 (See Election of Directors--Business Experience.)

(5) The 2,513,097 shares of common stock attributed to Terra Silex Holdings, LLC consist of 200 shares owned by Mr. Alfonso Knoll, manager of Terra Silex Holdings, LLC personally (See Election of Directors-Business Experience); 1,044,378 shares held by Terra Silex Holdings, LLC consisting of shares acquired pursuant to the Terra Silex Stock Purchase Agreement ("Terra Silex SPA") and open market acquisitions prior to the Terra Silex SPA; 220,169 shares acquired on October 28,2003 pursuant to
        Section 6.3 of the Terra Silex SPA at a price of $.117 per share; an option to acquire 250,000 shares at an exercise price of $1.25 acquired pursuant to the Terra Silex SPA and 998,350 shares held by two other members of Terra Silex Holdings, LLC individually.

(6) The common stock attributable to Lord Gilbert [John] consists of 50,000 shares owned by Lord Gilbert and options to acquire 200,000 shares at a price of $.85 issued under the Company's Non-Qualified Independent Director Stock Option Plan.

(7) This group consists of seven (7) persons, six directors and one officer of the Company who is not a director, Ms. Jody Spencer Secretary of the Company, who owns 33,239 shares of stock and options for 250,000 shares at $.25 per share.

(8) Applicable percentage of ownership is based on 28,693,043 shares of common stock outstanding as of January 6, 2005, together with securities exercisable or convertible into shares of common stock within 60 days of January 6, 2005 by that Director, and assuming that no other Director or Officer exercised their options and warrants. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of January 6, 2005 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(9) Applicable percentage ownership is based on 28,693,043 shares of common stock outstanding as of January 6, 2005, plus all securities exercisable or convertible into shares of common stock within 60 days of January 6, 2005, consisting of (i) options for 5,900,000 shares; (ii) warrants for 2,069,579; and (iii) shares to be issued upon the exchange by the holders of 185,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share; or 38,142,622 shares of common stock on a fully diluted basis.

COMMITTEES OF THE BOARD OF DIRECTORS

        Audit Committee: The following persons are currently serving as the Audit Committee:

                                  Lord Gilbert
                                Robert E. Martin
                                  H. Paul Pryor

        The Audit Committee met on January 21, 2004 at which time the Company's accountants for Fiscal 2004 were recommended for consideration of the Board of Directors and the Audited Financial Statements for Fiscal Year 2002 and 2003 were reviewed with the Company's accountant Jay Shapiro, CPA. The Committee met with the Corporation's attorney(l) on March 25, 2004 to discuss its obligations and responsibilities under the Sarbanes-Oxley Regulations. The Audit Committee also met on November 24, 2004 to select Vasquez & Company, LLP to replace Jay Shapiro, CPA as the Company's Auditors for its Fiscal year 2004, to reaudit the Company for Fiscal Year 2003 and to recommend the Ratification of Vasquez & Company, LLP as the Company's Auditor for Fiscal Year 2005.The Audit Committee's responsibilities include; reviewing and reporting to the Board of Directors on the appropriateness of the Company's accounting policies, the adequacy of financial controls and the reliability of the Company's financial information reported to the public; recommending independent accountants for appointment by the Board; reviewing and approving audit plans, reviewing and approving the Company's annual report on Form 10-KSB, and advising the Board concerning the work of the Company's independent accountants. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

        Compensation Committee: The following persons are currently serving as the Compensation Committee:

                                Gary J. Novinskie
                                  H. Paul Pryor

        There were no meetings of the Compensation Committee in Fiscal 2004. All compensation matters were handled by the whole Board of Directors The Compensation Committee's responsibilities include the recommendation to the Board of Directors on the salaries and other compensation appropriate for the officers of the Company. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

        Executive Committee: The following persons are currently serving as the Executive Committee:

                                    Dov Amir
                                Gary J. Novinskie
                                  H. Paul Pryor

        The Executive Committee met five (5) times in Fiscal 2004. Mr. Robert G. Graustein was a member of the Executive Committee of the Board of Directors until his resignation as a Director on July 15, 2004. The function of the Committee is to exercise the authority of the Board of Directors in the management of the business of the Company between regular meetings of the Board of Directors. It is anticipated that new members will be appointed at the Annual Meeting of the Board of Directors immediately following the Annual Meeting of shareholders.

MEETINGS OF THE BOARD OF DIRECTORS

        During the Company's fiscal year ended September 30, 2004, the Company held Five (5) meetings of the Board of Directors. Of the five meetings, Mr. Knoll missed Two (2) meetings. Prior to his resignation, Mr. Graustein missed two (2) meetings.

Section 16(a) Compliance

        Based solely upon a review of Forms 3 and 4 during the fiscal year ending September 30, 2004 and the representations of each of the members of the Board of Directors and officers of the Company, there were no late filing of Forms 3 or 4 by any party required to have filed same. Terra Silex Holdings, LLC, is late in filing its amendment No. 3 to its Form 13D, which should have been filed in February 2003. The Company received no Form 5's filed by any party.

          THE CURRENT EXECUTIVE OFFICERS OF THE COMPANY ARE AS FOLLOWS:

     NAME AND AGE                               OFFICE HELD
----------------------    ------------------------------------------------------
Dov Amir (80)             Chairman of the Board and Chief Executive Officer (1)

Gary J. Novinskie (54)    President, Chief Operating Officer, Chief Financial
                          Officer and Director (1)

Jody Spencer (59)         Secretary

(1)     See "SECURITY OWNERSHIP OF MANAGEMENT" and "Election of
        Directors--Business Experience" for positions held and experience.

                              ELECTION OF DIRECTORS

        The current Board of Directors consists of six (6) directors who were elected or appointed to serve for a period of one (1) year or until their successors are elected and qualified. The directors elected at the Annual Meeting and who qualify to serve will serve until their successors can be elected at the Annual Meeting to be held in 2006. The Board of Directors is authorized a total of nine (9) directors, again, management is nominating only six (6) persons for election to the Board of Directors. Under the terms of the Clean Age Minerals, Inc. Acquisition Agreement, the former shareholders of Clean Age Minerals, Inc. ("CAMI") have the right to nominate a total of two (2) directors.

        Under the provisions of the Terra Silex SPA, upon funding of the First Tranche Terra Silex was entitled to nominate one person to serve as a Director of the Company. Mr. Knoll has been serving in this capacity since his appointment in September 2002 and election in February 2003.

REQUIRED VOTE

        The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the election of the nominees listed below. All of the nominees, are presently members of the Board of Directors. If any nominee becomes unavailable for any reason or if another vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted by the holders of such proxy in their sole discretion. The Board of Directors recommends that the Stockholders vote "FOR" the nominees.

                   SECURITY OWNERSHIP OF MANAGEMENT'S NOMINEES

                                                     AMOUNT OF      PERCENT
CLASS                                                BENEFICIAL     OF STOCK       PERCENTAGE OF
 OF       NAME, AGE AND POSITION                     OWNERSHIP       CLASS         COMMON STOCK
STOCK     WITH THE COMPANY                           (SHARES)       (%)(8)        EQUIVALENT(%)(9)
------    ----------------------------------------   ----------   ------------    ----------------
Common    Dov Amir (80) (1)
          Chairman of the Board of Directors
          and Chief Executive Officer                 2,114,696           6.99%               5.54%

Common    Gary J. Novinskie (54) (2)
          Director,  President,  Chief  Financial
          Officer and Chief Operating Officer         1,622,474           5.37%               4.25%

Common    H. Paul Pryor (58) (3)
          Director                                      253,563           0.88%               0.66%

Common    Robert E. Martin (76) (4)
          Director                                    2,680,000           9.03%               7.03%

Common    Alfonso Knoll (30) (5)
          Director                                    2,513,097           8.68%               6.59%

Common    Lord Gilbert [John](77) (6)
          Director                                      250,000           0.87%               0.66%

Common    All Nominees of the
          Company as a Group(7)                       9,717,069          28.89%              25.48%

(1) The stock ownership of Mr. Amir includes: 71,255 shares owned directly; 328,121 shares owned by the Amir Family Trust, dated May 13, 1991; and warrants for 45,455 shares at $.55 which expire November 20, 2005, and options for 1,000,000 shares at $.25 per share, which expires
        September 2005. Mr. Amir received an additional option for 500,000 shares under an employment agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Amir was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Amir converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. Mr. Amir gifted 30,000 shares to his wife on December 15, 2002 and 10,000 shares to Ms. Jody Spencer, Secretary of the Company on December 15, 2002. Although Mr. Amir disclaims beneficial interest in the shares gifted to his wife, they have been included in Mr. Amir's stock ownership for disclosure purposes only. On December 11, 2003, Mr. Amir sold 5,000 shares at $.95 per share. From October 1, 2003 through December 2004, Mr. Amir has sold a total of 80,042 shares as follows:
        On January 26, 2004 Mr. Amir sold 5,000 shares at $.98 per share, 5,000 shares at $1.00 per share and 5,000 at $1.04 per share. On February 18, 2004, Mr. Amir sold 10,000 shares at $.72 per share. On April 1, 2004, Mr. Amir sold 10,000 shares at $.94 per share. On June 3, 2004, Mr.
        Amir sold 5,000 shares at $.74 per share. On June 7, 2004, Mr. Amir sold 20,000 shares at $.74 per share. On September 20, 2004, Mr. Amir sold 15,042 shares at $.42 per share and 5,000 shares at $.51 per share. (See Election of Directors--Business Experience.)

(2) The stock ownership of Mr. Novinskie includes: ownership of 7,724 shares owned by him directly, options to purchase options for 1,000,000 shares at $.25 which expires September 2005. Mr. Novinskie received an option for 500,000 shares under an employ agreement with the Company which vest over three years and a signing bonus of $50,000, $25,000 of which was paid in 42,808 shares of common stock as of June 30, 2002, at a price equal to the average closing price for the common stock for the five business days preceding the date of issuance or $.584 per share. The employment agreement with Mr. Novinskie was required as a condition precedent to the closing of the SCOA SPA. On December 3, 2002, Mr. Novinskie converted $10,000 of debt owed to him by the Company into 71,942 shares of Common Stock. The debt was converted at a price of $.139 per share which was the average of the closing bid and asking price of the Company's Common Stock for the five (5) trading days immediately preceding December 3, 2002. Mr. Novinskie's 71,942 shares were gifted to his wife, son and daughters. Mr. Novinskie disclaims beneficial ownership of these shares. Mr. Novinskie gifted all of the 71,942 shares to his wife and children on December 15, 2002 and disclaims beneficial interest in the shares gifted. (See Election of Directors--Business Experience.)

(3) The stock ownership of Mr. Pryor consists of 50,000 shares purchased privately prior to being elected to the Board of Directors on February 28, 2003, 3,563 shares issued to Mr. Pryor as of March 3, 2003 in exchange for debt owed Mr. Pryor by the Company and options to acquire 200,000 shares at a price of $.85 issued to Mr. Pryor under the Company's Nonqualified Independent Director Stock Option Plan.

(4) The stock ownership of Mr. Martin consists of 1,680,000 shares acquired by him through the acquisition of Clean Age Minerals, Incorporated in September 2000. Mr. Martin also received a signing bonus of 50,000 shares of stock effective October 1, 2001 upon the execution of his Key Man Employment Agreement. The Key Man Agreement with Mr. Martin was required as a condition precedent to the closing of the SCOA SPA. Under the Key Man Agreement, Mr. Martin also received options for 1,000,000 shares at $1.08 per share, which options vest equally over the three year life of this Key Man Agreement. On December 23,, 2003, Mr. Martin sold 50,000 shares of stock at an average price of $0.87. (See Election of Directors--Business Experience.)

(5) The 2,523.097 shares of common stock attributed to Terra Silex Holdings, LLC consist of 200 shares owned by Mr. Alfonso Knoll, manager of Terra Silex Holdings, LLC personally (See Election of Directors-Business Experience); 1,044,378 shares held by Terra Silex Holdings, LLC acquired pursuant to the Terra Silex Stock Purchase Agreement ("Terra Silex SPA") and open market acquisitions prior to the Terra Silex SPA; 220,169 shares acquired on October 28,2003 pursuant to Section 6.3 of the Terra Silex SPA at a price of $.117 per share; an option to acquire 250,000 shares at an exercise price of $1.25 acquired pursuant to the Terra Silex SPA and 998,350 shares held by two other members of Terra Silex Holdings, LLC individually.

(6) The common stock attributable to Lord Gilbert [John] consists of 50,000 shares owned by Lord Gilbert and options to acquire 200,000 shares at a price of .85 issued to Mr. Pryor under the Company's Nonqualified Independent Director Stock Option Plan.

(7) This group consists of six (6) nominees to serve as directors of the Company.

(8) Applicable percentage of ownership is based on 28,693,043 shares of common stock outstanding as of January 6, 2005, together with securities exercisable or convertible into shares of common stock within 60 days of January 6, 2005 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities exercisable or convertible into shares of common stock that are currently exercisable or exercisable within 60 days of January 6, 2005 are deemed to be beneficially owned by the person holding such options for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(9) Applicable percentage ownership is based on 28,693,043 shares of common stock outstanding as of January 6, 2005, plus all securities exercisable or convertible into shares of common stock within 60 days of January 6, 2005, consisting of (i) options for _5,900,000 shares; (ii) warrants for 2,069,579; and (iii) shares to be issued upon the exchange by the holder of 185,000 shares of Series B Preferred Stock at the minimum conversion price of $1.25 per share; or 38,142,622 shares of common stock on a fully diluted basis.

NOMINEES

        Set forth below is certain information about each of the persons nominated by Management to be Directors of the Company including the name, age, principal occupation, business experience and length of service as a Director of the Company:

BUSINESS EXPERIENCE

Dov Amir (80)

        Mr. Amir is the Chairman of the Board of Directors and Chief Executive Officer of the Company. Mr. Amir has been an officer and director of the Company since 1977, having previously held the position of President and Director. Prior to joining the Company, Mr. Amir was involved in the development of natural resources and economic development projects in the United States, Africa, South America and Europe both in the capacity of a corporate executive and as a consultant. Mr. Amir holds a B.S. degree in Petroleum Engineering, Cum Laude and M.S. degree in Petroleum Engineering and Economics from the University of Southern California as well as post graduate courses in management and finance at USC and UCLA.

Gary J. Novinskie (54)

        Mr. Novinskie is a Director, President and Chief Operating Officer of the Company. Mr. Novinskie was previously the Chief Operating Officer of Deven Resources, Inc. and assumed his new duties with the Company in October 1996. Prior to his employment with Deven Resources, Inc. Mr. Novinskie was a Vice President of Broad Street Financial Company, a privately held holding company in Columbus, Ohio for four (4) years. Mr. Novinskie also served as the President of Omni Exploration, Inc., a public oil and gas company for seven (7) years. Mr. Novinskie holds a B.S. from Penn State University in Petroleum and National Gas Engineering, and an M.B.A from Case Western Reserve University, majoring in Banking and Financing.

Robert E. Martin (77)

        Mr. Martin was appointed as a Director in September, 2000 after the Company acquired Clean Age Minerals, Incorporated, a Nevada corporation, ("CAMI"), on September 19, 2000, through a merger with the Company's subsidiary, Strategic Minerals, Inc., a Nevada corporation. Mr. Martin was President of CA Properties, Inc., a subsidiary of CAMI from 1994 until the merger. After the merger he was appointed as the President of Strategic Minerals, Inc., Lone Star Minerals, Inc., a Nevada corporation, and Matrix-Loc, Inc., a Texas corporation, both of which are subsidiaries of Strategic Minerals, Inc. and continues to served as the President of CA Properties, Inc. Mr. Martin is a graduate of Park University, obtained a Master's degree equivalent in Electrical Engineering through a joint program between the US Air Force and the University of Denver, attended Tulsa University Law School at nights for 2 1/2 years and did post graduate work at Oklahoma State University and the University of Oklahoma. Mr. Martin previously was the a Regional Vice President for Kaiser Aluminum, Vice President Sale and Executive Vice President for Lively Equipment Company, and the owner of R.E. Martin Investments and R.E. Martin Sales. Mr. Martin is a retired Brigadier General in the Air Force Reserve.

Alfonso Knoll (30)

        Mr. Knoll was appointed as a Director in September 2002 as part of a Stock Purchase Agreement with Terra Silex Holdings, LLC, ("Terra Silex") ("Terra Silex Agreement"). Under the Terra Silex Agreement the parties are entitled to have one representative appointed to the Company's Board of Directors. Mr. Knoll is Terra Silex's designee to the Board. Mr. Knoll is the Managing Member of Terra Silex Holdings, LLC. and has served in that position since 2001. In addition to his duties with Terra Silex Holdings, LLC, Mr. Knoll is currently the President of Ostara Corporation, (OTC:OTRC) a public company with interests in undervalued real estate, historic hotels and software development. Mr. Knoll has also served as a Managing Partner of Properties Unlimited, a real estate concern, a financial advisor with Morgan Stanley from 2000 to 2001, the President of Onlineliquidation.com, a real estate liquidation company from its inception in 1998 until its sale in 1999. Mr. Knoll graduated from Wesley College with a Bachelors Degree, followed by his attendance at Weidner University School of Law.

H. Paul Pryor (58)

        Mr. Pryor, a Director elected at the 2003 Annual Meeting, is a CEO of Keystone Glass and Aluminum Company Mr. Pryor is an Adjunct Professor in the Department of Engineering of Drexel University, has been a Faculty Liaison, and is a member of the Cross Keys Society and the A.J. Drexel Society. He is also an author having published "Marketing Construction Services" by Industrial Press. Mr. Pryor has more than 27 years of experience within the construction industry. He is a nationally accredited Certified Professional Estimator and was "Estimator of the Year" for 1999 in the Phila. Chapter. Mr. Pryor holds a B.B.A. and was named an Honorary Drexel University Alumni by the Board of Governors. Mr. Pryor is affiliated with the United States Military Academy at West Point, NY where he is an Admissions Liaison Officer (MALO). Mr. Pryor is a member and Treasurer of the West Point Society of Philadelphia and sits on Congressman James Greenwood's Service Academy's Nomination Board. He is extremely involved with USMA Minority Outreach Program. Mr. Pryor has received from Drexel University The Presidential Medal through the College of Engineering and was recognized as an Honorary Distinguished Professor.

Lord Gilbert [John] (77)

        Lord Gilbert, appointed as a Director in November 2003, U.K. Minister of State for Defense Procurement from 1997-99, is a member of the House of Lords and the Privy Council. He first entered Parliament in 1970 and served as Financial Secretary to the Treasury (1974-75), Minister for Transport (1975-76), and Minister of State for Defense (1976-79). During the Conservative government, he was Senior Opposition member of the Select Committees on Defense and Trade and Industry, and the Committee on Intelligence & Security. A Chartered Accountant, Lord Gilbert was educated at St. John's College, Oxford, and New York University, where he earned a Ph.D. in International Economics. His early career included work with Price Waterhouse and Canadian Business Services, Toronto, and as Assistant Vice President, Business Development at the Bank of America International in New York. He is a Fellow of the Royal Geographic Society and a member of the Trilateral Commission, and he has served several companies on both sides of the Atlantic as an advisor and board member.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        The Audit Committee of the Board of Directors has selected the accounting firm of Vasquez & Company, LLP to be the Company's accountant to audit the books and records of the Company and its subsidiaries for the 2003, 2004 and 2005 fiscal years. This firm replaces the Company's previous auditor, Jay Shapiro, who resigned as the Company's Auditor on September 9, 2004. Mr. Shapiro had audited the books and records of the Company commencing in fiscal 1998 through the Fiscal Year 2003 audit. Vasquez & Company LLP has no material relationship with the Company and is considered well qualified.

        In Fiscal Years 2003 and 2004, the Company paid its former auditor, Jay
J. Shapiro, the following compensation.

                    Financial Information System
Year    Audit Fee   Design and Implementation Fees   All Other Fees     Total
----    ---------   ------------------------------   --------------   ----------
2003    $  40,000                 0                       $  0         $40,000
2004    $  14,000                 0                       $  0         $14,000

        In Fiscal Years 2003 and 2004, the Company paid Vasquez & Company, the following compensation.

                    Financial Information System
Year    Audit Fee   Design and Implementation Fees   All Other Fees     Total
----    ---------   ------------------------------   --------------   ----------
2003    $       0                 0                       $  0         $     0
2004    $  51,000                 0                       $  0         $51,000

        Vasquez & Company, LLP, was retained by the Audit Committee of the Board of Directors of the Company to replace Jay J. Shapiro, CPA as the Company's Registered Auditor. Mr. Shapiro notified the Company on September 9, 2004 of his decision not to continue to audit public companies due to the expense of complying with the certification process required under the Sarbanes Oxley Act of 2002 and the PCAOB. It was subsequently determined, that Mr. Shapiro was not registered under the PCAOB at the time of the issuance of his Audit Letter for the Company's Fiscal Year ending September 30, 2003, Thus, the Audit Committee retained Vasquez & Company, LLP, with the assistance of Mr. Shapiro, to reaudit the Company for fiscal year 2003, to conduct the audit of the Company for fiscal year 2004 and to recommend that the Shareholders ratify the selection of Vasquez & Company to be the Company's Registered Auditor for the Company's fiscal year ending September 30, 2005. The Board of Directors believes the retention of Vasquez & Company, LLP. is consistent with maintaining Vasquez & Company, LLP's independence. The Board of Directors further believes the retention of Vasquez & Company, LLP is in full compliance with the provisions of the Sarbanes-Oxley Act of 2002 relating to auditor independence. The replacement of Mr. Shapiro would have been mandated by the Sarbanes-Oxley Act of 2002. The Sarbanes-Oxley Act requires that the prime auditor on any account must be rotated after five (5) years. Since Mr. Shapiro was the only accountant in his office performing audits of public companies, there was no other accountant in his office who would have been qualified to take over as the Company's prime accountant. Vasquez & Company, LLP, has multiple partners who are capable and qualified to act as the Company's prime accountant.

REQUIRED VOTE

        The shares represented by the enclosed proxy will be voted at the meeting as directed. If no choice is specified in the proxy, the shares represented by the enclosed proxy will be voted "FOR" the retention of Vasquez & Company, LLP. A majority of the shares voting at the meeting is required for the retention of Vasquez & Company, LLP.

        The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of Vasquez & Company, LLP as the Company's Registered Accountant.

        A representative of Vasquez & Company, LLP, the Company's Registered Accountant for Fiscal 2003 and 2004, is expected to be present at the Annual Meeting.

                            SARBANES OXLEY COMPLIANCE

        The Sarbanes Oxley Act of 2002 ("SOA") was enacted in large measure in response to the Enron scandal and to insure corporate compliance with basic rules of ethical conduct, fair and proper reporting of corporate financial matters.

                While   the enactment made and changes promulgated by the
Securities and Exchange Commission in furtherance of the SOA achieve the goals and intent of the SOA, unfortunately the one-size all philosophy of the SOA often does not properly deal with all corporations subject to the SOA.

        We believe that the Company is one of those companies. As noted in the Company's annual report, as filed with the SEC, as of January 17, 2005 the Company only had six (6) employees, only 4 of whom are employed by Daleco Resources Corporation. One employee, Mr. Martin, is employed by Clean Age Minerals, Inc. and is located in Albuquerque, New Mexico, and one employee, Mr. John Ryan, is employed by Sustainable Forest Industries, Inc. with its office on Long Island, New York. Of the four (4) employed by Daleco Resources Corporation, two were located at its corporate headquarters in West Chester, Pennsylvania, with the remaining two located in Los Angeles, California.

        All financial records for the Company and its subsidiaries are kept by the two employees at the Company's principal office in West Chester, Pennsylvania, Mr. Novinskie and Mr. Payne, the controller. Mr. Novinskie, the President of the Company, also serves at the Company's Chief Financial Officer. Because of the dual roles performed by Mr. Novinskie and limited staff, the Company has not yet published a "code of ethics" for the senior financial officer and the chief executed officer. However, all financial matters, accounting principals and compliance issues are reviewed with the Company's auditor and counsel.

        Additionally, the Company's Audit Committee is composed primarily of outside directors, each with substantial business experience ("See Business Experience"). Lord Gilbert's qualifications enable him to qualify as an "audit committee financial expert." Mr. Pryor's business experience also gives him substantial insight and familiarity with financial matters. Any non-audit uses of the Company's registered accountant would require pre-approval by the Audit Committee and would have to be in compliance with the Registered Auditor's independence under the Sarbanes-Oxley Act of 2002.

        The Company is open to and will readily accept shareholder recommendations/nominations to the Board of Directors. Currently, Directors are selected by four (4) separate groups within the Company. Under the Merger Agreement with Clean Age Minerals, the former Clean Age Shareholders have the right to nominate two (2) shareholders. At present they have nominated one, Mr. Martin. Terra Silex is entitled to nominate one (1) director. Currently that is Mr. Knoll. The third (3rd) group is the Company's Shareholders with the fourth
(4th) group being the existing Directors.

        By reason of the existing methods of selecting nominees for the Board of Directors, the Company believes it is in full compliance with the intent of the Sarbanes Oxley Act..

        Shareholders are free to and do communicate directly with both the Officers and Directors of the Company. No constraint is placed on any shareholder communication. However, often the shareholders will be requested to speak with the President of the Company for specific information. All requests for information are usually discussed with counsel prior to release or the requesting party is referred to the Company's published and/or filed reports. Also, since two of the Company's Directors represent certain groups, their communication with the groups they represent is presumed.

        Since the Company does not yet have a website, parties cannot be referred to a website for information.

                             EXECUTIVE COMPENSATION

         For the period ending September 30, 2004 the Company had six (6) full-time employees. The following table sets forth the compensation paid its three (3) highest paid officers for the past three (3) years.(1)

SUMMARY COMPENSATION TABLE

------------------------   ----------   -------------    ------------   --------------
          (a)                  (b)           (c)              (d)             (e)
------------------------   ----------   -------------    ------------   --------------
                                                                         Other Annual
        Name and                           Salary           Bonus        Compensation
   Principal Position         Year          ($)              ($)              ($)
------------------------   ----------   -------------    ------------   --------------
Dov Amir                         2002         100,000          25,000
Chairman of the Board of
Directors

Dov Amir                         2003         100,000(3)            0                0
Chairman of the Board of
Directors

Dov Amir                         2004         100,000(3)            0                0
Chairman of the Board of
Directors

Gary J. Novinskie                2002         100,000          25,000
President, COO,
CFO

Gary J. Novinskie                2003         100,000(3)            0                0
President, COO,
CFO

Gary J. Novinskie                2004         100,000(3)            0                0
President, COO,
CFO

Robert E. Martin,                2002          50,000               0                0
Director and
President of Clean
Age Minerals, Inc.(2)

Robert E. Martin,                2003         100,000(3)            0                0
Director and
President of Clean
Age Minerals, Inc.(2)

Robert E. Martin,                2004         100,000(3)            0                0
Director and
President of Clean
Age Minerals, Inc.(2)

                                       Long Term Compensations
                           --------------------------------------------
                              Awards                 Payouts
                           ------------   -----------------------------
     (a)                       (f)            (g)             (h)              (I)
------------------------   ------------   -------------   -------------   --------------
                             Restricted     Securities
                               Stock        Underlying        LTIP          All other
        Name and              Award(s)     Options/SARs      Payouts       Compensation
  Principal Position            ($)            (#)             ($)              ($)
------------------------   ------------   -------------   -------------   --------------
Dov Amir                         25,000         500,000
Chairman of the Board of
Directors

Dov Amir                              0               0
Chairman of the Board of
Directors

Dov Amir                              0               0
Chairman of the Board of
Directors

Gary J. Novinskie                25,000         500,000
President, COO,
CFO

Gary J. Novinskie                     0               0
President, COO,
CFO

Gary J. Novinskie                     0               0
President, COO,
CFO

Robert E. Martin,                50,000       1,000,000
Director and
President of Clean
Age Minerals, Inc.(2)

Robert E. Martin,                     0               0
Director and
President of Clean
Age Minerals, Inc.(2)

Robert E. Martin,                     0               0
Director and
President of Clean
Age Minerals, Inc.(2)

----------
(1) In fiscal 2002, only Mr. Amir and Mr. Novinskie received a salary for the entire year. Mr. Martin was compensated at the rate of $50,000 for the period April 1, 2002 through September 30, 2002.
(2) Mr. Martin is the President of Daleco's wholly owned subsidiaries, Clean Age Minerals, Inc. and C.A. Properties, Inc. and a director of Daleco. Mr. Martin is not an officer of Daleco.
3. During fiscal years 2003 and 2004, Messrs. Martin, Amir and Novinskie received only a portion of their salaries with the remainder accrued as indicated in the Company's audited financial statements for the periods ending September 30, 2003 and September 30, 2004. (See Footnote 8 to the Company's audited financial statements.)

        The following table contains information regarding options granted during the year ended September 30, 2004 to Daleco's named executive officers.

                    TABLE OF TOTAL OPTION/WARRANTS/SAR/GRANTS
                    HELD BY MANAGEMENT IN FISCAL YEAR 2004(1)

                           No. of Securities          % Total Options/Warrants
                      Underlying Options/Warrants      Held by Management in       Exercise or Base Price
Name                          Granted (#)                     2004(%)                  ($ per Share)          Expiration Date
--------------------- ----------------------------- ----------------------------- ------------------------ ----------------------
Dov Amir                           1,545,455(2)                       30.4%              $0.25-$0.526       Nov. 2005-Nov. 2008
Gary Novinskie                     1,500,000(3)                       29.5%              $0.25-$0.526       Nov. 2005-Nov. 2008
Robert E. Martin                   1,000,000(4)                       19.7%                     $1.08      Oct. 2002-Sept. 2008

----------

(1)     Daleco has not issued any Stock Appreciation Rights.

(2) Mr. Amir's options consist of options for 1,000,000 shares at $0.25 per share expiring on September 30, 2005. Pursuant to the terms of his Key Man Agreement, Mr. Amir received additional options to purchase 500,000 shares at a price of $0.526 per share expiring three years after the option is fully vested in November 2008. Mr. Amir received 45,455 warrants with an exercise price of $.55 per share in consideration for a loan of $25,000 to the Company in July 2001.

(3) Mr. Novinskie's options consist of options for 1,000,000 shares at an exercise price of $0.25 per share, expiring on September 30, 2005. Pursuant to the terms of his Key Man Agreement, Mr. Novinskie received additional options to purchase 500,000 shares at $0.526 per share expiring three years after the option is fully vested on November 2008.

(4) Mr. Martin's options consist of options for 1,000,000 shares at $1.05 awarded under his Key Man Agreement with Daleco.

        The following table contains information regarding options exercised in the year ended September 30, 2004, and the number of shares of common stock underlying options held as of September 30, 2004, by Daleco's named executive officers.

                    AGGREGATED OPTIONS/WARRANTS/SAR EXERCISES
                             IN LAST FISCAL YEAR AND
                 FISCAL YEAR END OPTIONS/WARRANTS/SAR VALUES(1)

                                                                                                    Value of Unexercised
                                                           Number of Securities Underlying              In-the-Money
                       Shares Acquired      Value        Unexercised Options/Warrants/SARs at       Options/Warrants/SARs
                         on Exercise       Realized                     FY-End                            at FY-End
-------------------- ------------------ ------------- ------------------------------------------ ---------------------------
                                                                         (#)                                ($)
-------------------- ------------------ ------------- ------------------------------------------ ---------------------------
Name                        (#)             ($)            Exercisable          Unexercisable    Exercisable  Unexercisable
-------------------- ------------------ ------------- ----------------------- ------------------ ------------ --------------
Dov Amir                      --            --                  1,545,455                --      $  197,000            --
Gary Novinskie                --            --                  1,500,000                --      $  197,000            --
Robert Martin                 --            --                  1,000,000                --      $        0            --

----------

(1) Daleco has granted no stock appreciation rights. No options have been exercised by any option holder since the beginning of the current fiscal year on October 1, 2004 and none were exercised in the prior fiscal year ending September 30, 2004.

(2) The value of the unexercised in-the-money options were calculated by determining the difference between the fair market value of the common stock ($ 0.45 per share) underlying the options and the exercise price of the options as of September 30, 2004 or $394,000. The only options held that were in the money were options exercisable at $.25 per share. Each of Mr. Novinskie and Mr. Amir have options for 1,000,000 shares at $.25 per share.

                            ISSUER'S STOCK PURCHASES
                       IN FOURTH QUARTER OF FISCAL 2004(1)

                   Purchase          Purchases
     Month       Common Stock   Preferred Stock(1)    Price
--------------   ------------   ------------------    -----
July 2004             0                 0                 -
August 2004           0                 0                 -
September 2004        0                 0                 -

----------

(1) The Company has not made any purchases of its stock either on the open market or through a repurchase program. The Company is obligated to purchase of the remaining 8,000 shares Series A Preferred issued and outstanding for $400,000.

                            COMPENSATION OF DIRECTORS

        The Board of Directors does not pay fees to Directors, but does reimburse Directors for actual costs of travel and lodging incurred in connection with the Director's attendance at a meeting of the Board. At the Annual Meeting of Shareholders on March 25, 2004, the Shareholders approved the Non-Qualified Independent Director Stock Option Plan ("Plan"). Two directors, Mr. Pryor and Lord Gilbert each received options for 200,000 shares at $.85 per share under the Plan.

                                  ANTI-TAKEOVER

        The Board of Directors has not adopted any anti-takeover amendments, but reserves the right to do so. There are presently 8,000 shares of Series A Preferred Stock, par value $.01, and 185,000 shares of Series B Preferred Stock, par value $0.01 but with a stated value of $10.00 per share and 28,693,043 shares of Common Stock issued and outstanding, leaving 19,807,000 shares of preferred stock authorized but unissued and 21,306,957 shares of Common Stock, par value $.01, available, without giving effect to: (i) reserves for issuance under the Company's $10,000,000 Equity Line of Credit with Cornell Capital Partners, LLC, which expires in November 6, 2005 (ii) the exercise of all options of management outstanding for 4,381,300 shares, outstanding warrants for 45,455 shares and 2,450,409 shares of common stock or 8.5_% of all of the issued and outstanding Common Stock held by management (See "Principal Holders of Voting Securities" and "Security Ownership of Management"), and (iii) the maximum of 1,480,330 shares of Common Stock into which the remaining 185,000 shares Series B Preferred Shares may be converted, as an anti-takeover device. (For a list of outstanding warrants and options see the Annual Report which accompanies this Proxy Statement.) The acceleration of the vesting of the options under the Key Man Contracts (See Security Ownership of Management and discussion of the Key Man Contracts above) is not intended to be a "poison pill" defense. Rather, it is a means by which the recipients would be rewarded for their efforts and labors on behalf of the Company. The vesting provisions of the Key Man Contracts was a means by which to Board of Directors wanted to entice the recipients to remain with the Company to insure growth and prosperity. While these are all potential mechanisms which might be considered by the Board of Directors to frustrate a hostile takeover of the Company, the Board of Directors has not considered such actions and none has been put into effect.

        At the Company's Annual Meeting in 2004, the Shareholders approved the Company's Nonqualified Independent Director Stock Option Plan for award of incentive options to outside Directors of the Company. The options granted by this Plan would vest upon certain conditions, one of which would be the merger with or acquisition of the Company with another entity. While the vesting provisions may be deemed by some to be an anti-takeover device, the Plan has not been proposed or viewed by Management in that context. Option for 200,000 shares with an exercise price of $.85 were awarded to Mr. Pryor and 200,000 to Lord Gilbert. These options vest over a three year period and expire five years from the date of grant, or March 2009.

                                  OTHER MATTERS

        The Board of Directors knows of no other matter to be brought before the Annual Meeting of the Stockholders. Should any other matter be properly issued at the meeting, however, it is the intention of each of the persons named in the proxy to vote in accordance with his judgment as to each such matter raised.

                           INCORPORATION BY REFERENCE

        The Company incorporates herein by reference the audited financial statements of the Company as set forth in the Annual Report distributed to each shareholder with this Proxy Statement.

                            EXPENSES OF SOLICITATION

        The expenses associated with the preparation, assembling, printing and mailing of the Notice of Annual Meeting, Proxy Statement and Proxy will be borne by the Company.

Dated: January 31, 2005                 By Order of the Board of Directors


                                        /s/ Gary J. Novinskie
                                        ----------------------------
                                        Gary J. Novinskie, President

                          DALECO RESOURCES CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                                FEBRUARY 24, 2005

                                      PROXY

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        THE UNDERSIGNED HEREBY APPOINTS DOV AMIR AND GARY NOVINSKIE, AND EACH OF THEM, JOINTLY AND SEVERALLY, PROXIES WITH FULL POWER OF SUBSTITUTION TO VOTE, AS DESIGNATED BELOW, ALL SHARES OF STOCK WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS OF DALECO RESOURCES CORPORATION TO BE HELD ON FEBRUARY 24, 2005 OR ANY ADJOURNMENT THEREOF.

        PLEASE  CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING /__/

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

                                        DATED: ___________________________, 2004


                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------
                                                       (Signature)

IMPORTANT:      PLEASE SIGN ON THE SIGNATURE LINE EXACTLY AS YOUR NAME IS
            PRINTED ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PARTNER. IF YOU ARE VOTING AS A PROXY, PLEASE SO INDICATE AND ATTACH YOUR AUTHORIZATION.

IF INSTRUCTIONS ARE NOT GIVEN IN THE SPACES PROVIDED, THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED (I) IN FAVOR OF MANAGEMENT'S PROPOSALS FOR THE ELECTION OF DIRECTORS NAMED IN PROPOSAL 1, (II) IN FAVOR OF THE APPOINTMENT OF VASQUEZ & COMPANY, CPA OR SUCH OTHER ACCOUNTING FIRM AS RECOMMENDED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS AS THE COMPANY'S INDEPENDENT ACCOUNTANT; AND (III) IN THE DISCRETION OF THE PERSONS APPOINTED PROXIES HEREBY AS TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF IN PROPOSAL 3.

MANAGEMENT RECOMMENDS A VOTE FOR THE FOLLOWING MANAGEMENT PROPOSALS


1.  ELECTION OF DIRECTORS FOR A TERM EXPIRING IN 2006:

NAME OF NOMINEE                           FOR         AGAINST       ABSTAIN
-----------------------------------   -----------   -----------   -----------
Dov Amir
Gary J. Novinskie
Robert E. Martin
Alfonso Knoll
Lord Gilbert [John]
H. Paul Pryor

2. PROPOSAL TO RATIFY THE SELECTION OF VASQUEZ & COMPANY, CPA, AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 2005.

                       FOR /__/ AGAINST /__/ ABSTAIN /__/

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                       FOR /__/ AGAINST /__/ ABSTAIN /__/

                                       -2-